UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2009
______________________________

Bristow Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	72-0679819
(State or other jurisdiction of	(IRS Employer
incorporation or organization)	Identification Number)

2000 W. Sam Houston Pkwy. S.,	77042
Suite 1700	(Zip Code)
Houston, Texas
(Address of principal executive offices)

Registrant’s telephone number, including area code: (713) 267-7600

Former Name or Former Address, if Changed Since Last Report:

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 14, 2009, Bristow Group Inc. (the “Company”) announced that Perry L. Elders, Executive Vice President and Chief Financial Officer of the Company, will be departing the employ of the Company effective April 30, 2009. He will receive severance payments in accordance with the termination without cause provisions of his employment agreement.

Elizabeth D. Brumley has been appointed to serve as Acting Chief Financial Officer following Mr. Elders’ departure. Ms. Brumley, age 50, joined the Company as Controller in November 2005.  Ms. Brumley was subsequently elected Vice President and Chief Accounting Officer and Controller of the Company in December 2005. In August 2007, Brian J. Allman assumed the role of Controller from Ms. Brumley. Before joining the Company, Ms. Brumley was the Vice President and Controller of Noble Drilling Services, Inc., a drilling company, from March 2005 to September 2005. From 1996 to March 2005, she served with MAXXAM Inc., a forest products, real estate investment and development, and racing company, where she served as Controller beginning in January 1999, ultimately becoming Vice President and Controller in December 2003. She has also worked for GulfMark Offshore, Inc. (formerly GulfMark International, Inc.), an offshore marine services company, serving as Controller from 1990 until 1996. A Certified Public Accountant, Ms. Brumley was a senior auditor with Arthur Andersen LLP prior to joining GulfMark in 1987.

Brian J. Allman has been appointed to serve as Chief Accounting Officer. He will also continue to serve as Corporate Controller.  Mr. Allman, age 35, joined the Company in March 2006 and has served as Corporate Controller since August 2007. From 2002 to March 2006, Mr. Allman worked as Financial Reporting Manager for Nabors Industries Ltd., a drilling and well servicing company.  A Certified Public Accountant, Mr. Allman worked as an Audit Manager with KPMG LLP and Arthur Andersen LLP prior to joining Nabors in 2002.

A copy of the news release relating to this disclosure is furnished herewith as Exhibit 99.1.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release of Bristow Group Inc. dated April 14, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 17, 2009

BRISTOW GROUP INC.
(Registrant)

By: /S/ Randall A. Stafford
Randall A. Stafford
Vice President and General
Counsel, Corporate Secretary

Exhibit Index

Exhibit Number	Description of Exhibit
99.1	Press Release of Bristow Group Inc. dated April 14, 2009